KATY INDUSTRIES, INC.
STAND-ALONE STOCK APPRECIATION RIGHTS AGREEMENT

No. of Shares of Common Stock: ________

THIS STAND-ALONE STOCK APPRECIATION RIGHTS AGREEMENT (this “Agreement”) is made by and between Katy Industries, Inc., a Delaware corporation (the “Company”), and ____________________ (the “Participant”), on this the ____ day of ______________, 2006, to provide additional compensation to the Participant to serve as a non-employee member of the Board of Directors of the Company.

1.  Grant of SAR. In return for the Participant’s service as a member of the Board of Directors, and subject to the terms and conditions stated herein, the Company, effective as of the date set forth above (the “Date of Grant”), hereby grants to the Participant a stock appreciation right (“SAR”) with respect to ________ shares of Common Stock. This SAR entitles the Participant to receive in cash, with respect to each share of Common Stock encompassed by the exercise of this SAR, the excess of the Fair Market Value of such shares of Common Stock on the date of exercise over the Initial Value of such shares, subject to applicable withholdings. The Initial Value of such shares is $___ per share of Common Stock, which is the Fair Market Value of a share of Common Stock on the Date of Grant. This SAR is exercisable as hereinafter provided.

2.  Terms and Conditions. This SAR is subject to the following terms and conditions:

(a)	Expiration Date. This SAR shall expire at 11:59 p.m. on ____________ ___, 20__ (the “Expiration Date”).

(b)
Exercise of SAR. Except as otherwise provided in paragraphs 3 or 4, subject to the calendar year limitation described in paragraph 2(d), this SAR is fully exercisable with respect to One Hundred Percent (100%) of the shares of Common Stock subject to this SAR, provided the Participant is serving as a member of the Board of Directors on the Date of Grant. The Company shall pay the Participant the amounts described herein with respect to the number of shares of Common Stock encompassed by the exercise within 15 days after exercise.

(c)
Period of Exercise. This SAR shall continue to be exercisable, subject to the calendar year limitation described in paragraph 2(d), until the earlier of the termination of the Participant’s rights hereunder pursuant to paragraphs 3 or 4 or the Expiration Date. A partial exercise of this SAR shall not affect the Participant’s right to exercise this SAR with respect to the remaining shares of Common Stock, subject to the terms and conditions of this Agreement.

(d)
Method of Exercise. This SAR shall be exercised by delivering written notice of exercise to the attention of the Company’s Secretary at the Company’s principal office located at 2461 South Clark Street, Suite 630, Arlington, Virginia 22202. The exercise date shall be the date the Company receives the notice of exercise. Notwithstanding any other provision of this Agreement, however, except as otherwise described in paragraph 5, this SAR is subject to a calendar year limitation and may not be exercised in any calendar year with respect to more than 50 percent of the cumulative number of shares of Common Stock with respect to which the SAR has become exercisable (including, for purposes of determining the cumulative number of shares with respect to which the SAR has become exercisable, shares for which the SAR is then exercisable and shares for which the SAR was exercised previously). In the event this SAR terminates before the Participant can exercise it in full because of the calendar year limitation imposed by this paragraph 2(d), all rights that a Participant has regarding the SAR will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to the SAR and the SAR will not be exercisable for any number of shares of Common Stock (whether or not previously exercisable) on and after such time.

(e)
Nontransferability. This SAR is nontransferable except by will or by the laws of descent and distribution, and, during the Participant’s lifetime, only the Participant may exercise this SAR. If this SAR is transferred by will or the laws of descent and distribution, the SAR must be transferred in its entirety to the same person or persons or entity or entities. No right or interest of the Participant in this SAR shall be liable for, or subject to, any lien, obligation or liability of the Participant.

3.  Exercise After Termination of Service. Except as otherwise provided in paragraph 4, this SAR shall be exercisable for all or part of the number of shares of Common Stock that the Participant is entitled to purchase pursuant to paragraph 2(b) as of the date the Participant ceases to serve on the Board of Directors, reduced by the number of shares of Common Stock for which the Participant previously exercised the SAR, if the Participant ceases to serve as a member of the Board of Directors, other than on account of removal from the Board of Directors for Cause or for engaging in Detrimental Activity, prior to the termination of the Participant’s rights under paragraphs 2(a) or 4, subject to the calendar year limitation of paragraph 2(d). In that event the Participant may exercise this SAR for such number of shares during the remainder of the period preceding the Expiration Date or until the date that is 180 days after the date he ceases to serve as a member of the Board of Directors other than on account of removal from the Board of Directors for Cause, whichever is shorter, subject to the calendar year limitation of paragraph 2(d).

4.  Removal for Cause and Engaging in Detrimental Activities. Notwithstanding any other provision of this Agreement, all rights of the Participant hereunder will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant, and the SAR will not be exercisable for any number of shares of Common Stock, on and after the time the Participant (i) is removed from the Board of Directors for Cause or for engaging in Detrimental Activity or (ii) engages in any Detrimental Activity.

5.  Change in Control. Notwithstanding any provision of this Agreement to the contrary, in the event of or in anticipation of a Change in Control, the Company in its discretion (i) may declare that this SAR shall terminate as of a date on or after an Acceleration Date or before or on the Control Change Date without any payment to the Participant, provided the Company gives prior written notice to the Participant of such termination and gives the Participant the right to exercise the Participant’s SAR at least 15 days before such termination date to the extent then exercisable or (ii) may terminate on or after an Acceleration Date or before or on the Control Change Date this SAR in consideration of a cash payment to the Participant, with respect to each share of Common Stock to which the SAR is then exercisable, of the amount payable at that time upon exercise of the exercisable portion of the SAR. The Company in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control. The preceding sentences to the contrary notwithstanding, the SAR shall not be terminated to the extent that written provision is made for its continuance, assumption or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control. The calendar year limitation described in paragraph 2(d) will not apply where the Company takes either of the actions described above or otherwise waives the calendar year limitation in connection with a Change in Control.

6.  Minimum Exercise. This SAR may not be exercised for less than 500 shares of Common Stock unless it is exercised for the full number of shares that remain subject to the SAR or the maximum number of shares that the Participant may exercise with respect to the calendar year limitation described in paragraph 2(d).

7.  Fractional Shares. When any provision hereof may entitle the Participant to rights to a fractional share, such fractional share shall be disregarded.

8.  Change in Capital Structure. The terms of this SAR shall be adjusted as the Company determines is equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares of Common Stock or (ii) engages in a transaction which Section 424 of the Code describes or any similar event or (b) there occurs any other event which, in the judgment of the Company, necessitates such action. In addition, the Company may make such other adjustments to the terms of this SAR to the extent equitable and necessary to prevent an enlargement or dilution of the Participant’s rights as a result of any such transaction. Any determination the Company makes under this paragraph shall be final and conclusive on all parties. The issuance by the Company of either shares of stock of any class or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the terms of this SAR.

9.  No Right to Continued Service. This SAR does not confer upon the Participant any right with respect to continued service on the Board of Directors, nor shall it interfere in any way with the right of the shareholders to terminate the Participant’s service on the Board of Directors at any time without assigning a reason therefor.

10.  Binding Effect. Subject to the limitations stated herein, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Participant and the successors of the Company.

11.  Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock subject to the SAR.

12.  Unfunded Benefits. The Agreement is unfunded, and the Company shall not be required to segregate any assets that may at any time be payable under this Agreement. Any liability of the Company to the Participant hereunder shall be based solely upon any contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any assets or property of the Company.

13.  Withholding of Taxes. The Company shall, as necessary, withhold from any amounts due and payable by the Company to the Participant the amount of any withholding or other tax due with respect to the exercise of the SAR.

14.  Compliance. This SAR shall not be exercisable, and no payment shall be made, except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement with any stock exchange to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. This SAR shall not be exercisable, and no payment shall be made hereunder, until the Company has obtained such consent or approval as the Company may deem advisable from regulatory bodies having jurisdiction over such matters.

15.  Postponement of Exercise. The Company may postpone the exercise of this SAR (i) for such time as the Company in its sole discretion may deem necessary in order to permit the Company to effect, amend or maintain any registration of shares of Common Stock under the securities laws or to permit any action to be taken in order to list shares of Common Stock or comply with restrictions or regulations incident to the maintenance of a public market for such shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or to comply with any other applicable law, including without limitation, securities laws, (ii) during any such time the Company is prohibited from making any such payments to the Participant under applicable law, including without limitation, during the course of an investigation of the Company or (iii) to otherwise comply with any prohibition on such payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of this Agreement to recognize the exercise of the SAR in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the SAR and neither the Company nor its directors, officers or employees shall have any obligation or liability to the Participant or to any other person with respect to any payment as to which the SAR shall lapse because of such postponement.

16.  Exemption from Section 409A. This SAR is intended to be an exempt stock appreciation right within the meaning of Section 409A of the Code and shall be construed and interpreted in accordance with such exemption provisions. Any provisions of this SAR which are inconsistent with Section 409A or any existing or forthcoming Internal Revenue Service guidance related thereto shall be void and without effect. Notwithstanding the preceding, the Company shall not be liable to the Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that the SAR is subject to taxes, penalties or interest as a result of failing to comply with Section 409A of the Code.

17.  Rules of Construction. Headings are given to the paragraphs of this Agreement solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

18.  Amendment and Termination. The Company in its sole and absolute discretion may amend this SAR from time to time. However, no amendment shall, without the Participant’s consent, adversely affect any rights of the Participant at the time such amendment is made, except as otherwise set forth in this Agreement.

19.  Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to the Participant and to the Company at the addresses indicated below:

(a)  If to the Participant:

(b)  If to the Company:

Katy Industries, Inc.
2461 South Clark Street
Suite 630
Arlington, Virginia 22202
Attention: Amir P. Rosenthal, Esq.
Telecopy No.: (203) 598-0397

With a copy to:

Hunton & Williams LLP
600 Peachtree Street
Suite 4100
Atlanta, Georgia 30308
Attention: Trevor K. Ross, Esq.
Telecopy No.: (404) 888-4190

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the send party.

20.  Administration. The Board of Directors, without the Participant, shall administer this Agreement and shall have the complete authority to interpret all provisions of this Agreement (but not to waive the calendar year limitation on the exercise of a SAR other than as set forth herein); to adopt, amend and rescind rules and regulations pertaining to the administration of the Agreement; and to make all other determinations necessary or advisable for the administration of this Agreement. The Board of Directors shall not be liable for any act done or not done in good faith with respect to this Agreement. The Company shall bear all expenses of administering this Agreement.

21.  Parachute Payments.  Despite any other provisions of this Agreement to the contrary, if any payment, accelerated vesting or other rights under this Agreement would subject a Participant to tax under Code Section 4999, the Company may determine whether some amount of payments, accelerated vesting or other rights would meet the definition of a “Reduced Amount.” If the Company determines that there is a Reduced Amount, the total payments, accelerated vesting or other rights to the Participant hereunder must be reduced to such Reduced Amount, but not below zero. If the Company determines that payments, accelerated vesting or other rights must be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Company. All determinations of the Company under this paragraph 21 are binding upon the Company and the Participant. For purposes of this paragraph 21, (i) “Net After Tax Receipt” means the Present Value of payments or other benefits under this Agreement net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which is expected to apply to the Participant’s taxable income for the taxable year; (ii) ”Present Value” means the value determined in accordance with Code Section 280G(d)(4); and (iii) ”Reduced Amount” means the smallest aggregate amount of all payments or benefits under this Agreement which (a) is less than the sum of all payments or benefits under this Agreement and (b) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments or benefits under this Agreement were any other amount less than the sum of all payments or benefits to be made under this Agreement.

22.  Governing Law. This Agreement shall be governed by the laws of the State of Delaware, except to the extent federal law applies.

23.  Definitions. The following terms shall have the following definitions for purposes of this Agreement:

(a)
“Acceleration Date” means the earlier of (i) the date that the Board of Directors approves a transaction or series of transactions that, if consummated, would result in a Change in Control or (ii) the date that an agreement is entered into with respect to a transaction or series of transactions that, if consummated, would result in a Change in Control.

(b)	“Board of Directors” means the Board of Directors of the Company

(c)
“Cause” means (i) any criminal act or act of dishonesty or willful or gross misconduct by the Participant that has a material adverse affect on the property, operations, business or reputation of the Company or any Subsidiary, (ii) the material breach by the Participant of the terms of any confidentiality, noncompetition, nonsolicitation, or service agreement that the Participant has with the Company or any Subsidiary, (iii) acts by the Participant of willful malfeasance or gross negligence in a matter of material importance to the Company or any Subsidiary or a deliberate breach of any fiduciary duty the Participant owes the Company or any Subsidiary, or (v) the continued failure of the Participant to perform substantially the Participant’s duties as a member of the Board of Directors.

(d)
“Change in Control” means, and shall be deemed to have occurred upon, any of the following events: (i) a sale of 100 percent of the Company’s outstanding capital stock, as may be outstanding from time to time; (ii) a sale of all or substantially all of the Company’s Operating Subsidiaries or assets; or (iii) a transaction or series of transactions in which any third party acquires an equity ownership in the Company greater than that held by KKTY Holding Company, L.L.C. and in which Kohlberg & Co., L.L.C. relinquishes its right to nominate a majority of the candidates for election to the Board. For purposes of this paragraph, “Operating Subsidiary” shall mean any Subsidiary owning assets with an aggregate fair market value in excess of $50,000.

(e)	“Code” means the Internal Revenue Code of 1986, as amended.

(f)	“Common Stock” means the common stock, $1.00 par value per share, of the Company.

(g)
“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

(h)
“Detrimental Activity” means any of the following: (i) engaging in competition with any part of the business of the Company or any of its Subsidiaries, (ii) diverting or attempting to divert from the Company or any of its Subsidiaries business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors, (iii) making, causing or attempting to cause any other person to make a statement, whether written or oral, or conveying any information about the Company or any Subsidiary, which is disparaging or which in any way reflects negatively upon the Company or any Subsidiary, (iv) engaging in any other activity that is contrary or harmful to the interests of the Company or any Subsidiary, including without limitation, influencing or advising any person who is employed by or in the service of the Company or any Subsidiary to leave such employment or service to compete with the Company or any Subsidiary or to enter into the employment or service of any actual or prospective competitor of the Company or any Subsidiary or influencing or advising any competitor of the Company or any Subsidiary to employ or otherwise engage the services of any person who is employed by the Company or any Subsidiary or in the service of the Company or any Subsidiary or improperly disclosing or otherwise misusing any confidential information regarding the Company or any Subsidiary, or (v) the refusal or failure of the Participant to provide, upon the request of the Company or any Subsidiary, a written certification, in a form satisfactory to the Company or any Subsidiary, that such Participant is not engaging in any of the activities described in (i) through (iv) above.

(i)
“Fair Market Value” means, on any given date, the fair market value of a share of Common Stock as the Company in its discretion shall determine; provided, however, if the shares of Common Stock are traded on any stock exchange, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange as of the immediately preceding date, or if the shares of Common Stock are not traded on such stock exchange on such immediately preceding date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange, or if the shares of Common Stock are not traded on any stock exchange but are quoted on an automated system, the Fair Market Value of a share of Common Stock shall be as quoted on such automated system on such immediately preceding date or if the shares of Common Stock are not quoted on such immediately preceding date, then on the next preceding date that the Shares of Common Stock are quoted, all as reported by such source as the Company shall select. The Fair Market Value that the Company determines shall be final, binding and conclusive on the Company, each Subsidiary and each Participant.

(j)
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Subsidiary includes any such corporation that becomes such on and after the Date of Grant.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and the Participant has affixed his signature hereto.

COMPANY:

KATY INDUSTRIES, INC.

By:
Name:
Title:

PARTICIPANT:

Participant